                           SENTINEL GROUP FUNDS, INC.

                           CERTIFICATE OF CORRECTION

THIS IS TO CERTIFY THAT:

   FIRST: The titles of the documents being corrected hereby are Articles Supplementary and Certificate of Correction (collectively, the "Articles").

   SECOND: The sole party to the Articles is Sentinel Group Funds, Inc., a Maryland corporation (the "Corporation").

   THIRD: The Articles were filed with the State Department of Assessments and Taxation of Maryland ("SDAT") on the following dates:

   Certificate of Correction             March 15, 2006 at 10:49 a.m.
                                         (the "Certificate")

   Articles Supplementary                March 15, 2006 at 10:50 a.m.
                                         (the "10:50 Articles")

   Articles Supplementary                March 15, 2006 at 10:51 a.m.
                                         (the "10:51 Articles")

   Articles Supplementary                March 15, 2006 at 10:52 a.m.
                                         (the "10:52 Articles")

   FOURTH: The provisions of the Certificate which are to be corrected hereby are set forth below.

   1. The two sections entitled "Class D" of Paragraph (1) of Article SECOND and Article THIRD, as previously filed with SDAT, currently read as follows:

   Class D                                  Number of Shares Allocated
   -------                              -----------------------------------
   Sentinel Bond Fund                               20,000,000

   2. The two sections entitled "Class D" of Paragraph (1) of Article SECOND and Article THIRD, as corrected, hereby shall read as follows:

   Class D                                  Number of Shares Allocated
   -------                              -----------------------------------
   Sentinel Balanced Fund                           20,000,000

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   FIFTH: The provisions of the 10:50 Articles which are to be corrected hereby are set forth below.

   1. The two sections entitled "Class D" of Article FIRST and Article THIRD, as previously filed with SDAT, currently read as follows:

   Class D                                  Number of Shares Allocated
   -------                              -----------------------------------
   Sentinel Bond Fund                               20,000,000

   2. The two sections entitled "Class D" of Article FIRST and Article THIRD, as corrected, hereby shall read as follows:

   Class D                                  Number of Shares Allocated
   -------                              -----------------------------------
   Sentinel Balanced Fund                           20,000,000

   SIXTH: The provision of the 10:51 Articles which is to be corrected hereby is set forth below.

   1. The section entitled "Class D" of Article THIRD, as previously filed with SDAT, currently reads as follows:

   Class D                                  Number of Shares Allocated
   -------                              -----------------------------------
   Sentinel Bond Fund                               20,000,000

   2. The section entitled "Class D" of Article THIRD, as corrected, hereby shall read as follows:

   Class D                                  Number of Shares Allocated
   -------                              -----------------------------------
   Sentinel Balanced Fund                           20,000,000

   SEVENTH: The provision of the 10:52 Articles which is to be corrected hereby is set forth below.

   1. The section entitled "Class D" of Article THIRD, as previously filed with SDAT, currently reads as follows:

   Class D                                  Number of Shares Allocated
   -------                              -----------------------------------
   Sentinel Bond Fund                               20,000,000

   2. The section entitled "Class D" of Article THIRD, as corrected, hereby shall read as follows:

   Class D                                  Number of Shares Allocated
   -------                              -----------------------------------
   Sentinel Balanced Fund                           20,000,000

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   EIGHTH: The undersigned Vice President of the Corporation acknowledges this
Certificate of Correction to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Vice President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

   IN WITNESS WHEREOF, the Corporation has caused this Certificate of Correction to be executed in its name and on its behalf by its Vice President and attested by its Secretary this 24th day of May, 2006.

ATTEST:                               SENTINEL GROUP FUNDS, INC.

/s/ Kerry A. Jung                     By: /s/ Thomas P. Malone
--------------------------------------    -------------------------------------
Kerry A. Jung                             Thomas P. Malone
Secretary                                 Vice President

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